SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2016

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On May 31, 2016, McEwen Mining Inc. (the “Company”) held its annual meeting of shareholders. In connection with the meeting, representatives of management gave an update on the Company’s business.  A copy of the PowerPoint slides presented at the meeting is attached to this report as Exhibit 99.1. A video of the 2016 annual meeting will be available for viewing on June 1, 2016, at:

http://www.mcewenmining.com/Media-Events/Media/default.aspx

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 8.01                                           Other Events

Also on May 31, 2016, the holders of exchangeable shares of McEwen Mining-Minera Andes Acquisition Corp. (“Exchange Co.”), an indirect wholly-owned subsidiary of the Company, approved a resolution to amend Exchange Co.’s Amended Articles of Incorporation dated September 22, 2011 (“Articles”) to allow Exchange Co. to redeem all outstanding exchangeable shares in accordance with the Articles.  If all of the exchangeable shares are redeemed as anticipated, all of the exchangeable shares would be converted and, based on the number of exchange shares that were outstanding on the record date for the annual meeting, an additional 21,048,613 shares of the Company’s common stock would be issued.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                         Exhibits.  The following exhibits are furnished with this report:

99.1                        Annual Meeting Presentation Slides.

Cautionary Statement

With the exception of historical matters, the matters discussed in the presentation slides and the video include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein.  Such forward-looking statements include, among others, statements regarding future exploration, development and production activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, metal prices, economic and market conditions, operating costs, receipt of permits, receipt of working capital and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2015, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the exhibits, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: June 1, 2016	By:	/s/ Carmen Diges
Carmen Diges
General Counsel

Exhibit Index

The following is a list of the exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Annual Meeting Presentation Slides.